Exhibit 99.3B

Non-US GAAP Financial Measures and Supplemental Information
October 19, 2015
In this document, the terms the "Company," "we" and "our" refer to Celanese Corporation and its subsidiaries on a consolidated basis.
Purpose
The purpose of this document is to provide information of interest to investors, analysts and other parties including supplemental financial information and reconciliations and other information concerning our use of non-US GAAP financial measures.
Presentation
This document presents the Company’s business segments in two subtotals, reflecting our two cores, the Acetyl Chain and Materials Solutions, based on similarities among customers, business models and technical processes. The Acetyl Chain includes the Company’s Acetyl Intermediates segment and the Industrial Specialties segment. Materials Solutions includes the Company’s Advanced Engineered Materials segment and the Consumer Specialties segment. For comparative purposes, the historical financial information included herein has been presented to reflect the Acetyl Chain and Materials Solutions subtotals. There has been no change to the composition of the Company’s business segments.
Use of Non-US GAAP Financial Measures
From time to time, management may publicly disclose certain numerical "non-GAAP financial measures" in the course of our earnings releases, financial presentations, earnings conference calls, investor and analyst meetings and otherwise. For these purposes, the Securities and Exchange Commission ("SEC") defines a "non-GAAP financial measure" as a numerical measure of historical or future financial performance, financial position, or cash flows that excludes amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with US GAAP, and vice versa for measures that include amounts, or are subject to adjustments that effectively include amounts, that are excluded from the most directly comparable US GAAP measure so calculated and presented. For these purposes, "GAAP" refers to generally accepted accounting principles in the United States.
Non-GAAP financial measures disclosed by management are provided as additional information to investors, analysts and other parties as the Company believes them to be important supplemental measures for assessing our financial and operating results and as a means to evaluate period-to-period comparisons. These non-GAAP financial measures should be viewed as supplemental to, and should not be considered in isolation or as alternatives to, net earnings (loss), operating profit (loss), cash flow from operating activities, earnings per share or any other US GAAP financial measure. The method of calculation of the non-GAAP financial measures used herein may be different from other companies' methods for calculating measures with the same or similar titles. Investors, analysts and other parties should understand how another company calculates such non-GAAP financial measures before comparing the other company's non-GAAP financial measures to any of our own. These non-GAAP financial measures may not be indicative of the historical operating results of the Company nor are they intended to be predictive or projections of future results.
Pursuant to the requirements of SEC Regulation G, whenever we refer to a non-GAAP financial measure, we will also present on the Investor Relations/Financial Information/Non-GAAP Financial Measures page of our website, www.celanese.com, in this document, in the presentation itself or on a Form 8-K in connection with the presentation, to the extent practicable, the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure. This supplemental financial disclosure should be considered within the context of our complete audited and unaudited financial results for the given period, which are available on the Investor Relations/Financial Information/SEC Filings page of our website, www.celanese.com.
This document includes definitions and reconciliations of non-GAAP financial measures used from time to time by the Company.
Specific Measures Used
This document provides information about the following non-GAAP measures: adjusted EBIT, operating EBITDA, operating profit (loss) attributable to Celanese Corporation, adjusted earnings per share, net debt, free cash flow and return on invested capital. The most directly comparable financial measure presented in accordance with US GAAP in our consolidated financial statements for adjusted EBIT and operating EBITDA is net earnings

(loss) attributable to Celanese Corporation; for operating profit (loss) attributable to Celanese Corporation is operating profit (loss); for adjusted earnings per share is earnings (loss) from continuing operations attributable to Celanese Corporation per common share-diluted; for net debt is total debt; and for free cash flow is cash flow from operations. We do not believe that there is a directly comparable financial measure calculated and presented in accordance with GAAP for return on invested capital.
Definitions

•
Adjusted EBIT is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, refinancing expense and taxes, and further adjusted for certain items attributable to Celanese Corporation. We believe that adjusted EBIT provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. Our management recognizes that adjusted EBIT has inherent limitations because of the excluded items. Adjusted EBIT is one of the measures management uses for planning and budgeting, monitoring and evaluating financial and operating results and as a performance metric in the Company's incentive compensation plan. We may provide guidance on adjusted EBIT but are unable to reconcile forecasted adjusted EBIT to a US GAAP financial measure without unreasonable effort because a forecast of certain items is not practical. Adjusted EBIT by business segment may also be referred to by management as segment income. Adjusted EBIT by core may also be referred to by management as core income.

•
Operating EBITDA is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, refinancing expense, taxes and depreciation and amortization, and further adjusted for certain items attributable to Celanese Corporation. Operating EBITDA is equal to adjusted EBIT plus depreciation and amortization, and has the same uses and limitations as adjusted EBIT described above.

•	Operating profit (loss) attributable to Celanese Corporation is defined by the Company as operating profit (loss), less earnings (loss) attributable to noncontrolling interests ("NCI").

•
Adjusted earnings per share is defined by the Company as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, certain items, refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method. We believe that adjusted earnings per share provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. We may provide guidance on adjusted earnings per share but are unable to reconcile forecasted adjusted earnings per share to a GAAP financial measure without unreasonable effort because a forecast of certain items is not practical.

Note: The income tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year. This range may include certain partial or full-year forecasted tax opportunities, where applicable, and specifically excludes changes in uncertain tax positions, discrete items and other material items adjusted out of our GAAP earnings for adjusted earnings per share purposes, and changes in management's assessments regarding the ability to realize deferred tax assets. We also reflect the impact of foreign tax credits when utilized for the adjusted earnings per share tax rate. We analyze this rate quarterly and adjust if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate is an estimate and may differ from the actual tax rate used for GAAP reporting in any given reporting period. It is not practical to reconcile our prospective adjusted tax rate to the actual GAAP tax rate in any given future period.

•
Free cash flow is defined by the Company as cash flow from operations, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from Mitsui & Co., Ltd. to Fairway Methanol LLC. We believe that free cash flow provides useful information to management, investors, analysts and other parties in evaluating the Company’s liquidity and credit quality assessment. Although we use free cash flow as a financial measure to assess the performance of our business, the use of free cash flow has important limitations, including that free cash flow does not reflect the cash requirements necessary to service our indebtedness, lease obligations, unconditional purchase obligations or pension and postretirement funding obligations.

•
Net debt is defined by the Company as total debt less cash and cash equivalents. We believe that net debt provides useful information to management, investors, analysts and other parties in evaluating changes to the Company's capital structure and credit quality assessment.

•
Return on invested capital is defined by the Company as adjusted EBIT, tax effected using the adjusted tax rate, divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation stockholders' equity.

Supplemental Information
Supplemental Information we believe to be of interest to investors, analysts and other parties includes the following:

•	Operating margin, adjusted EBIT margin and operating EBITDA margin for Materials Solutions, the Acetyl Chain and each of our business segments.

•
Net sales for Materials Solutions, the Acetyl Chain and each of our business segments and the percentage increase or decrease in net sales attributable to price, volume, currency and other factors for Materials Solutions, the Acetyl Chain and each of our business segments.

•	Cash dividends received from our equity and cost investments.

•
For those consolidated ventures in which the Company owns or is exposed to less than 100% of the economics, the outside stockholders' interests are shown as NCI. Beginning in 2014, this includes Fairway Methanol LLC for which the Company's ownership percentage is 50%. Amounts referred to as "attributable to Celanese Corporation" are net of any applicable NCI.

Recent Developments

•
During the third quarter of 2015, we revised our non-GAAP financial information to simplify its presentation by reducing certain immaterial items that had previously been excluded from the calculation of adjusted EBIT, free cash flow and net debt, as well as revising the calculation of return on invested capital. We believe the changes in methodology to our non-GAAP financial information will provide more meaningful insight into the performance of the Company’s primary operations and enhance investors’ ability to compare the Company’s performance to its peers. The adoption of the changes in methodology has been applied retrospectively to prior periods to facilitate comparability across periods.

Results Unaudited
The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year.

Table 1
Adjusted EBIT and Operating EBITDA - Reconciliation of Non-GAAP Measures - Unaudited

	2013	2012	2011	2010	2009	2008
	(In $ millions, except ratios)
Net earnings (loss) attributable to Celanese Corporation	1,101	372	427	312	403	(262)
(Earnings) loss from discontinued operations	—	4	(1)	49	(4)	90
Interest income	(1)	(2)	(3)	(7)	(8)	(31)
Interest expense	172	185	221	204	207	261
Refinancing expense	1	3	3	16	—	—
Income tax provision (benefit)	508	(55)	41	72	(294)	58
Certain items attributable to Celanese Corporation(1)	(725)	455	405	197	221	722
Adjusted EBIT	1,056	962	1,093	843	525	838
Depreciation and amortization expense(2)	302	300	287	258	290	329
Operating EBITDA	1,358	1,262	1,380	1,101	815	1,167

Operating EBITDA / Interest expense	7.9	6.8	6.2	5.4	3.9	4.5

	2013	2012	2011	2010	2009	2008
	(In $ millions)
Advanced Engineered Materials	—	—	3	4	1	—
Consumer Specialties	—	6	8	5	—	—
Industrial Specialties	3	2	—	—	5	5
Acetyl Intermediates	—	—	—	20	12	16
Other Activities(3)	—	—	—	—	—	—
Accelerated depreciation and amortization expense	3	8	11	29	18	21
Depreciation and amortization expense(2)	302	300	287	258	290	329
Total depreciation and amortization expense attributable to Celanese Corporation	305	308	298	287	308	350
______________________________

(1)	See Certain items presentation (Table 8) for details.

(2)	Excludes accelerated depreciation and amortization expense as detailed in the table above and included in Certain items above.

(3)
Other Activities includes corporate Selling, general and administrative ("SG&A") expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 2 - Segment Data and Reconciliation of Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited

	2013		2012		2011		2010		2009		2008
	(In $ millions, except percentages)
Operating Profit (Loss) / Operating Margin Attributable to Celanese Corporation(1)
Advanced Engineered Materials	904	66.9%	95	7.5%	79	6.1%	182	16.4%	36	4.5%	32	3.0%
Consumer Specialties	346	28.5%	251	21.2%	229	19.7%	163	14.8%	230	21.2%	189	16.4%
Total Materials Solutions	1,250	48.7%	346	14.1%	308	12.5%	345	15.6%	266	14.1%	221	10.0%
Industrial Specialties	64	5.5%	86	7.3%	102	8.3%	89	8.6%	89	9.1%	45	3.2%
Acetyl Intermediates	153	4.7%	269	8.3%	458	12.9%	237	7.7%	88	3.4%	300	7.7%
Total Acetyl Chain	217	5.3%	355	8.7%	560	12.6%	326	8.5%	177	5.4%	345	7.3%
Other Activities(2)	41		(526)		(466)		(273)		(299)		(673)
Total	1,508	23.2%	175	2.7%	402	5.9%	398	6.7%	144	2.8%	(107)	(1.6)%
Equity Earnings, Cost-Dividend Income, Other Income (Expense) Attributable to Celanese Corporation
Advanced Engineered Materials	149		190		163		143		76		153
Consumer Specialties	95		90		80		73		57		47
Total Materials Solutions	244		280		243		216		133		200
Industrial Specialties	—		—		2		—		—		—
Acetyl Intermediates	5		13		10		9		9		8
Total Acetyl Chain	5		13		12		9		9		8
Other Activities(2)	24		39		31		23		18		15
Total	273		332		286		248		160		223
Certain Items Attributable to Celanese Corporation(3)
Advanced Engineered Materials	(752)		16		60		(38)		—		25
Consumer Specialties	(5)		34		23		97		10		3
Total Materials Solutions	(757)		50		83		59		10		28
Industrial Specialties	9		2		1		(19)		(26)		13
Acetyl Intermediates	143		5		(3)		62		103		108
Total Acetyl Chain	152		7		(2)		43		77		121
Other Activities(2)	(120)		398		324		95		134		573
Total	(725)		455		405		197		221		722
Adjusted EBIT / Adjusted EBIT Margin(1)
Advanced Engineered Materials	301	22.3%	301	23.9%	302	23.3%	287	25.9%	112	13.9%	210	19.8%
Consumer Specialties	436	35.9%	375	31.6%	332	28.6%	333	30.3%	297	27.4%	239	20.7%
Total Materials Solutions	737	28.7%	676	27.6%	634	25.8%	620	28.1%	409	21.6%	449	20.3%
Industrial Specialties	73	6.3%	88	7.4%	105	8.6%	70	6.8%	63	6.5%	58	4.1%
Acetyl Intermediates	301	9.3%	287	8.9%	465	13.1%	308	10.0%	200	7.7%	416	10.7%
Total Acetyl Chain	374	9.2%	375	9.2%	570	12.9%	378	9.9%	263	8.0%	474	10.0%
Other Activities(2)	(55)		(89)		(111)		(155)		(147)		(85)
Total	1,056	16.2%	962	15.0%	1,093	16.2%	843	14.2%	525	10.3%	838	12.3%
___________________________

(1)	Defined as Operating profit (loss) attributable to Celanese Corporation and Adjusted EBIT, respectively, divided by Net sales.

(2)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

(3)	See Certain items presentation (Table 8) for details.

Table 2 - Segment Data and Reconciliation of Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited

	2013		2012		2011		2010		2009		2008
	(In $ millions, except percentages)
Depreciation and Amortization Expense Attributable to Celanese Corporation(1)
Advanced Engineered Materials	110		113		97		72		72		76
Consumer Specialties	41		39		36		37		50		53
Total Materials Solutions	151		152		133		109		122		129
Industrial Specialties	49		53		45		41		46		57
Acetyl Intermediates	86		80		96		97		111		134
Total Acetyl Chain	135		133		141		138		157		191
Other Activities(2)	16		15		13		11		11		9
Total	302		300		287		258		290		329
Operating EBITDA / Operating EBITDA Margin(3)
Advanced Engineered Materials	411	30.4%	414	32.8%	399	30.7%	359	32.4%	184	22.8%	286	27.0%
Consumer Specialties	477	39.3%	414	34.9%	368	31.7%	370	33.7%	347	32.0%	292	25.3%
Total Materials Solutions	888	34.6%	828	33.8%	767	31.2%	729	33.0%	531	28.1%	578	26.1%
Industrial Specialties	122	10.6%	141	11.9%	150	12.3%	111	10.7%	109	11.2%	115	8.2%
Acetyl Intermediates	387	11.9%	367	11.4%	561	15.8%	405	13.1%	311	11.9%	550	14.2%
Total Acetyl Chain	509	12.5%	508	12.4%	711	16.0%	516	13.5%	420	12.7%	665	14.0%
Other Activities(2)	(39)		(74)		(98)		(144)		(136)		(76)
Total	1,358	20.9%	1,262	19.7%	1,380	20.4%	1,101	18.6%	815	16.0%	1,167	17.1%
___________________________

(1)	Excludes accelerated depreciation and amortization expense included in Certain items above. See Table 1 for details.

(2)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

(3)	Defined as Operating EBITDA divided by Net sales.

Table 3
Adjusted Earnings (Loss) per Share - Reconciliation of a Non-GAAP Measure - Unaudited

	2013		2012		2011		2010		2009		2008
		per share		per share		per share		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations attributable to Celanese Corporation	1,101	6.91	376	2.35	426	2.68	361	2.28	399	2.54	(172)	(1.22)
Income tax provision (benefit)	508		(55)		41		72		(294)		(58)
Earnings (loss) from continuing operations before tax	1,609		321		467		433		105		(114)
Certain items attributable to Celanese Corporation(1)	(725)		455		405		197		221		722
Refinancing and related expenses	1		8		3		16		—		—
Adjusted earnings (loss) from continuing operations before tax	885		784		875		646		326		608
Income tax (provision) benefit on adjusted earnings(2)	(168)		(133)		(158)		(136)		(78)		(158)
Adjusted earnings (loss) from continuing operations(3)	717	4.50	651	4.07	717	4.51	510	3.22	248	1.58	450	2.75
	Diluted shares (in millions) (4)
Weighted average shares outstanding	158.8		158.4		156.2		154.6		143.7		148.4
Incremental shares attributable to equity awards	0.5		1.4		2.7		2.2		1.3		3.1
Assumed conversion of preferred stock	—		—		—		1.6		12.1		12.0
Total diluted shares	159.3		159.8		158.9		158.4		157.1		163.5
______________________________

(1)	See Certain items presentation (Table 8) for details.

(2)	Calculated using adjusted effective tax rates as follows:

	2013	2012	2011	2010	2009	2008
	(In percentages)
Adjusted effective tax rate	19	17	18	21	24	26

(3)	Excludes the immediate recognition of actuarial gains and losses and the impact of actual vs. expected plan asset returns.

	Actual Plan Asset Returns	Expected Plan Asset Returns
2013	7.9%	8.0%
2012	13.1%	8.1%
2011	7.6%	8.1%
2010	15.1%	8.1%
2009	17.9%	7.9%
2008	(18.2)%	8.1%

(4)	Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.

Table 4
Net Sales by Segment - Unaudited

	2013	2012	2011	2010	2009	2008
	(In $ millions)
Advanced Engineered Materials	1,352	1,261	1,298	1,109	808	1,061
Consumer Specialties	1,214	1,186	1,161	1,098	1,084	1,155
Total Materials Solutions	2,566	2,447	2,459	2,207	1,892	2,216
Industrial Specialties	1,155	1,184	1,223	1,036	974	1,406
Acetyl Intermediates	3,241	3,231	3,551	3,082	2,603	3,875
Eliminations(2)	(334)	(321)	(340)	(283)	(276)	(538)
Total Acetyl Chain	4,062	4,094	4,434	3,835	3,301	4,743
Other Activities(1)	—	—	1	2	2	2
Intersegment eliminations(2)	(118)	(123)	(131)	(126)	(113)	(138)
Net sales	6,510	6,418	6,763	5,918	5,082	6,823
___________________________

(1)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

(2)	Includes intersegment sales as follows:

	2013	2012	2011	2010	2009	2008
	(In $ millions)
Consumer Specialties	(4)	(4)	(3)	(9)	(6)	—
Acetyl Intermediates	(448)	(440)	(468)	(400)	(383)	(676)
Intersegment eliminations	(452)	(444)	(471)	(409)	(389)	(676)

Table 4a
Factors Affecting Segment Net Sales Year Over Year - Unaudited
Year Ended December 31, 2013 Compared to Year Ended December 31, 2012

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	5	1	1	—	7
Consumer Specialties	(4)	6	—	—	2
Total Materials Solutions	1	3	1	—	5

Industrial Specialties	(1)	(3)	2	—	(2)
Acetyl Intermediates	1	(2)	1	—	—
Total Acetyl Chain	—	(2)	2	(1)	(1)

Total Company	—	—	1	—	1

Year Ended December 31, 2012 Compared to Year Ended December 31, 2011

	Volume	Price	Currency	Other	Total
	(In percentages)
Advanced Engineered Materials	(2)	2	(3)	—	(3)
Consumer Specialties	(4)	6	—	—	2
Total Materials Solutions	(2)	4	(2)	—	—

Industrial Specialties	3	(3)	(3)	—	(3)
Acetyl Intermediates	—	(7)	(2)	—	(9)
Total Acetyl Chain	1	(7)	(3)	1	(8)

Total Company	—	(3)	(2)	—	(5)

Year Ended December 31, 2011 Compared to Year Ended December 31, 2010

	Volume	Price	Currency	Other		Total
	(In percentages)
Advanced Engineered Materials	2	8	3	4	(1)	17
Consumer Specialties	1	5	—	—		6
Total Materials Solutions	1	6	2	2		11

Industrial Specialties	2	13	3	—		18
Acetyl Intermediates	(4)	16	3	—		15
Total Acetyl Chain	(3)	17	3	(1)		16

Total Company	(1)	13	3	—		15
____________________

(1)	Includes the effects of the two product lines acquired in May 2010 from DuPont Performance Polymers.
Year Ended December 31, 2010 Compared to Year Ended December 31, 2009

	Volume	Price	Currency	Other		Total
	(In percentages)
Advanced Engineered Materials	35	1	(3)	4	(1)	37
Consumer Specialties	2	—	(1)	—		1
Total Materials Solutions	16	1	(2)	2		17

Industrial Specialties	11	6	(3)	(8)	(2)	6
Acetyl Intermediates	10	10	(2)	—		18
Total Acetyl Chain	11	10	(2)	(3)		16

Total Company	13	7	(2)	(2)	(3)	16
____________________

(1)	2010 includes the effects of the FACT GmbH (Future Advanced Composites Technology) and DuPont acquisitions.

(2)	2010 does not include the effects of the PVOH business, which was sold on July 1, 2009.

(3)	Includes the effects of the captive insurance companies and the impact of fluctuations in intersegment eliminations.

Table 4a
Factors Affecting Segment Net Sales Year Over Year - Unaudited
Year Ended December 31, 2009 Compared to Year Ended December 31, 2008

	Volume	Price	Currency	Other		Total
	(In percentages)
Advanced Engineered Materials	(21)	(1)	(2)	—		(24)
Consumer Specialties	(12)	7	(1)	—		(6)
Total Materials Solutions	(16)	3	(2)	—		(15)

Industrial Specialties	(10)	(10)	(2)	(9)	(2)	(31)
Acetyl Intermediates	(6)	(26)	(1)	—		(33)
Total Acetyl Chain	(7)	(24)	(2)	3		(30)

Total Company	(10)	(16)	(2)	2	(1)	(26)
____________________

(1)	Includes the effects of the captive insurance companies.

(2)	Includes loss of sales related to the sale of the PVOH business on July 1, 2009.

Table 5
Free Cash Flow - Reconciliation of a Non-GAAP Measure - Unaudited

	2013	2012	2011	2010
	(In $ millions, except percentages)
Net cash provided by (used in) operating activities	762	722	638	452
Capital expenditures on property, plant and equipment	(370)	(361)	(349)	(201)
Free cash flow	392	361	289	251

Net sales	6,510	6,418	6,763	5,918

Free cash flow as % of Net sales	6.0%	5.6%	4.3%	4.2%

Table 6
Cash Dividends Received - Unaudited

	2013	2012	2011	2010	2009	2008
	(In $ millions)
Dividends from equity method investments	141	262	205	138	78	183
Dividends from cost method investments	93	85	80	73	57	48
Total	234	347	285	211	135	231

Table 7
Net Debt - Reconciliation of a Non-GAAP Measure - Unaudited

	2013	2012	2011	2010	2009	2008
	(In $ millions, except ratios)
Short-term borrowings and current installments of long-term debt - third party and affiliates	177	168	144	228	242	233
Long-term debt	2,887	2,930	2,873	2,990	3,259	3,300
Total debt	3,064	3,098	3,017	3,218	3,501	3,533
Cash and cash equivalents	(984)	(959)	(682)	(740)	(1,254)	(676)
Net debt	2,080	2,139	2,335	2,478	2,247	2,857

Operating EBITDA	1,358	1,262	1,380	1,101	815	1,167

Net debt / Operating EBITDA	1.5	1.7	1.7	2.3	2.8	2.4

Table 8
Certain Items - Unaudited
The following Certain items are included in Net earnings (loss) and are adjustments to non-GAAP measures:

	2013	2012	2011	2010	2009	2008	Income Statement Classification
	(In $ millions)
Employee termination benefits	23	6	22	32	105	21	Other charges (gains), net
Plant/office closures	43	21	18	21	42	30	Other charges (gains), net / Cost of sales / SG&A
Business optimization	—	9	8	16	7	33	Cost of sales / SG&A
Asset impairments	83	8	1	74	14	115	Other charges (gains), net / Other income (expense), net
(Gain) loss on disposition of business and assets, net	2	1	(1)	(10)	(34)	—	(Gain) loss on disposition, net
Commercial disputes	12	(2)	(7)	9	—	(8)	Other charges (gains), net / Cost of sales / SG&A
Kelsterbach plant relocation	(727)	21	55	13	16	8	Other charges (gains), net / Cost of sales / (Gain) loss on disposition
InfraServ Hoechst restructuring	8	(22)	—	—	—	—	Equity in net (earnings) loss of affiliates
Plumbing actions	—	(5)	(6)	(59)	(10)	—	Other charges (gains), net
Insurance recoveries	—	—	—	(18)	(6)	(38)	Other charges (gains), net
Write-off of other productive assets	—	—	(1)	18	—	—	Cost of sales
Acetate production interruption costs	—	10	—	9	—	—	Cost of sales
Employee benefit plan changes	(71)	—	—	—	—	—	Cost of sales / SG&A / R&D
Actuarial (gain) loss on pension and postretirement plans	(106)	389	306	84	104	551	Cost of sales / SG&A / R&D
Other	8	19	10	8	(17)	12	Various
Total	(725)	455	405	197	221	724

Table 9
Return on Invested Capital - Presentation of a Non-GAAP Measure - Unaudited

			2013			2012			2011
			(In $ millions, except percentages)			(In $ millions, except percentages)			(In $ millions, except percentages)
Adjusted EBIT(1)			1,056			962			1,093
Adjusted effective tax rate			19%			17%			18%
Adjusted EBIT tax effected			855			798			896

	2013	2012	Average	2012	2011	Average	2011	2010	Average
	(In $ millions, except percentages)			(In $ millions, except percentages)			(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	177	168	173	168	144	156	144	228	186
Long-term debt	2,887	2,930	2,909	2,930	2,873	2,902	2,873	2,990	2,932
Celanese Corporation stockholders' equity	2,699	1,730	2,215	1,730	1,341	1,536	1,341	926	1,134
Invested capital			5,297			4,594			4,252

Return on invested capital			16.1%			17.4%			21.1%
_____________________________

(1)	See consolidated Adjusted EBIT reconciliation (Table 1) for details.

Table 9
Return on Invested Capital - Presentation of a Non-GAAP Measure - Unaudited

			2010			2009			2008
			(In $ millions, except percentages)			(In $ millions, except percentages)			(In $ millions, except percentages)
Adjusted EBIT(1)			843			525			838
Adjusted effective tax rate			21%			24%			26%
Adjusted EBIT tax effected			666			399			620

	2010	2009	Average	2009	2008	Average	2008	2007	Average
	(In $ millions, except percentages)			(In $ millions, except percentages)			(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	228	242	235	242	233	238	233	272	253
Long-term debt	2,990	3,259	3,125	3,259	3,300	3,280	3,300	3,284	3,292
Celanese Corporation stockholders' equity	926	586	756	586	174	380	174	1,055	615
Invested capital			4,116			3,898			4,160

Return on invested capital			16.2%			10.2%			14.9%
_____________________________

(1)	See consolidated Adjusted EBIT reconciliation (Table 1) for details.